                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) APRIL 11, 2002
                                                        ---------------

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         MARYLAND                         1-13232               84-1259577
-------------------------------         ------------        -------------------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)

2000 SOUTH COLORADO BOULEVARD, TOWER TWO,                       80222-7900
       SUITE 2-1000, DENVER, CO                                 -----------
----------------------------------------                        (Zip Code)
(Address of principal executive offices)

        Registrant's telephone number, including area code (303) 757-8101
                                                          ---------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS

                  On April 11, 2002, Apartment Investment and Management Company ("AIMCO") completed the sale of (i) 500,000 shares of its Class R Cumulative Preferred Stock, to Nuveen Real Estate Income Fund, a Massachusetts business trust, and (ii) 500,000 shares of its Class R Cumulative Preferred Stock to Security Capital U.S. Real Estate Shares, a series of Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation. The sales were made pursuant to a purchase agreement, dated April 10, 2002, a copy of which is included as Exhibit 1.1 to this report and incorporated herein by reference.

         The net proceeds to AIMCO from the sale of the shares of Class R Cumulative Preferred Stock, after deducting estimated expenses of $76,000, were approximately $25,264,000. No underwriting discount or commissions were paid in connection with the sale. The net proceeds were invested in the AIMCO operating partnership, and will be used to repay a portion of the AIMCO operating partnership's outstanding indebtedness under its revolving credit facility. The AIMCO operating partnership then intends to make a draw down under the revolving credit facility in an amount equal to the net proceeds from the sale and use such funds to prepay a portion of a term loan, the proceeds of which were used to fund the acquisition of Casden Properties Inc. in March 2002.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

                  The following exhibits are filed with this report:

Exhibit
Number                Description
-------               -----------
1.1                   Purchase Agreement, dated April 10, 2002, by and among
                      Apartment Investment and Management Company, a Maryland
                      corporation, AIMCO Properties, L.P., a Delaware limited
                      partnership, Security Capital Research & Management
                      Incorporated, Nuveen Real Estate Income Fund, a
                      Massachusetts business trust, and Security Capital U.S.
                      Real Estate Shares, a series of Security Capital Real
                      Estate Mutual Funds Incorporated, a Maryland corporation.

4.1                   Articles Supplementary relating to the Class R Cumulative
                      Preferred Stock.

5.1 Opinion of Piper Rudnick LLP regarding the validity of the Class R Cumulative Preferred Stock.

23.1                  Consent of Piper Rudnick LLP (included in Exhibit 5.1)

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APARTMENT INVESTMENT AND
                                         MANAGEMENT COMPANY



Date:  April 15, 2002                    By: /s/ Paul J. McAuliffe
                                            -----------------------------------
                                            Paul J. McAuliffe
                                            Executive Vice President and Chief
                                            Financial Officer

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit
Number                Description
-------               -----------
1.1                   Purchase Agreement, dated April 10, 2002, by and among
                      Apartment Investment and Management Company, a Maryland
                      corporation, AIMCO Properties, L.P., a Delaware limited
                      partnership, Security Capital Research & Management
                      Incorporated, Nuveen Real Estate Income Fund, a
                      Massachusetts business trust, and Security Capital U.S.
                      Real Estate Shares, a series of Security Capital Real
                      Estate Mutual Funds Incorporated, a Maryland corporation.

4.1                   Articles Supplementary relating to the Class R Cumulative
                      Preferred Stock.

5.1 Opinion of Piper Rudnick LLP regarding the validity of the Class R Cumulative Preferred Stock.

23.1                  Consent of Piper Rudnick LLP (included in Exhibit 5.1)